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Exhibit 10.9

                      INTERNATIONAL DISPENSING CORPORATION

                               AMENDED AND RESTATED

                               DIRECTOR OPTION PLAN*

     1. PURPOSES OF THE PLAN. The purposes of this Director Option Plan are to attract and retain the best available personnel for service as Outside Directors(as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

          All options granted hereunder shall be "nonqualified stock options."

     2.   DEFINITIONS. As used herein, the following definitions shall apply:

          (a)  "Board" means the Board of Directors of the Company.

          (b)  "Code" means the Internal Revenue Code of 1986, as amended.

          (c)  "Common Stock" means the Common Stock of the Company.

          (d) "Company" means International Dispensing Corporation, a Delaware corporation.

          (e) "Continuous Status as a Director" means the absence of any interruption or termination of service as a Director.

          (f)  "Director" means a member of the Board.

          (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (h) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were).

               (ii) If the Common Stock is quoted on Nasdaq (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (i)  "Option" means a stock option granted pursuant to the Plan.

          (j)  "Optioned Stock" means the Common Stock subject to an Option.

          (k)  "Optionee" means an Outside Director who receives an Option.

          (l) "Outside Director" means a Non-Employee Director, as defined in Rule 16b-3 of the General Rules and Regulations under the Exchange Act.

          (m) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (n)  "Plan" means this Director Option Plan.

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*    The original Plan was approved by the Board of Directors of the Company on
April 2, 1998 and ratified by the stockholders on July 9, 1998. Amendments to the original Plan to (a) increase from 250,000 to 450,000 the maximum aggregate number of shares of the Company's Common Stock which may be optioned and sold under the Plan and (b) change the amount of options automatically granted from time to time to Outside Directors as set forth in Section 4(b)(iii) were approved by the directors on April 13, 1999 and ratified by the stockholders on June 18, 1999.

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          (i)  "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

          (o) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

    3. SHARES SUBJECT TO THE PLAN. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 450,000 Shares (the "Pool") of Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock.

          If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

    4.    ADMINISTRATION OF AND GRANTS OF OPTIONS UNDER THE PLAN.

          (a) ADMINISTRATION. The Plan shall be administered by a committee (the "Committee") comprised of the Chairman of the Board of the Company and/or by such other person or persons designated by him. Subject to the express provisions of the Plan, the Committee shall have authority to (i) interpret the Plan; (ii) prescribe, amend and rescind rules and regulations regulating it;
(iii) except as set forth in Section 4(b), determine the individuals to whom and the time or times at which Options shall be granted, the number of shares subject to each of such Options, the duration of such Options and the number of installments, if any, in which each such Option may be exercised; and (iv) make all other determinations necessary or advisable for the administration of the Plan. The Committee's determination on the matters referred to in this Plan shall be final, conclusive and binding upon all Optionees. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction under the Plan. The Committee may act by the vote of a majority of its members present at a meeting, provided that at least 50% of such Committee members are in attendance at such meeting, or by unanimous written consent. The Committee shall keep a record of its proceedings and acts and shall keep or caused to be kept such books and records as may be necessary in connection with the proper administration of the Plan.

          (b) PROCEDURE FOR GRANTS. The provisions set forth in this Section 4(b) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Except as set forth in Section 4(b)(vi), all grants of Options to Outside Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

               (i) On the Effective Date (as hereinafter defined) each person who is an incumbent Outside Director on the Effective Date (each an "Incumbent Outside Director") shall be granted options to purchase such number of Shares as shall be specified in a resolution of the Board of Directors of the Company (the "Incumbent Director Options").

               (ii) Each Outside Director other than an Incumbent Outside Director shall be automatically granted an Option to purchase 5,000 Shares (the "First Options") on the date such person first becomes a Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy.

               (iii) After either the Incumbent Director Options or the First Options have been granted to an Outside Director, then provided that he or she is then serving as a Director, such Outside Director shall thereafter be automatically granted an Option to purchase 20,000 Shares (a "Subsequent Option") on each anniversary of the date such Outside Director was first elected as a Director.

               (iv) The terms of a First Option or Incumbent Director Option granted hereunder shall be as follows:

                     (A) the term of the First Option or Incumbent Director Option shall be ten years.

                     (B) the First Option or Incumbent Director Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof.

                     (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the First Option or Incumbent Director Option.

                     (D) the First Option or Incumbent Director Option shall become exercisable in installments cumulatively as to 33 1/3% of the Shares subject to the First Option or Incumbent Director Option on each anniversary of its date of grant.

               (v) The terms of a Subsequent Option granted hereunder shall be as follows:

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                     (A) the term of the Subsequent Option shall be ten years.

                     (B) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in
Section 8 hereof.

                     (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option.

                     (D) the Subsequent Option shall become exercisable as to 33 1/3 % of the Shares subject to the Subsequent Option on each anniversary of its date of grant.

               (vi) In addition to the Incumbent Director Options, First Options and Subsequent Options, the Committee may grant to Outside Directors additional Options ("Discretionary Options"). The Committee shall determine the duration (not to exceed ten years from the date on which said Option is granted) of such Discretionary Option, the exercise price of such Discretionary Option, and number of installments, if any, in which each Discretionary Option may be exercised.

               (vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

    5. ELIGIBILITY. Options may be granted only to Outside Directors. Except as set forth in Section 4(b)(vi), all Options shall be automatically granted in accordance with the terms set forth in Section 4 hereof.

             The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

    6. TERM OF PLAN. The Plan shall be effective as of April 2, 1998 (the "Effective Date"), the date on which it was approved by the Board. However, notwithstanding any other provisions contained herein, the Plan and all Options granted under the Plan shall be void if the Plan is not approved at the next Annual Meeting of Stockholders by the holders of a majority of the outstanding voting stock of the Company (voting as a single class) present, or represented, and entitled to vote at a meeting of such stockholders duly held in accordance with the Delaware General Corporation Law. No Option issued under the Plan shall become exercisable in whole or in part until the Plan is so approved by stockholders.

    7. FORM OF CONSIDERATION. The purchase price of the Common Stock upon exercise of an Option shall be paid in full at the time of exercise (i) in cash or by certified or cashier's check payable to the order of the Company, (ii) by cancellation of indebtedness owed by the Company to the Director, (iii) by delivery of shares of Common Stock already owned by, and in the possession of the Director, (iv) if authorized by the Board or if specified in the Option being exercised, by a promissory note made by the Director in favor of the Company, subject to terms and conditions determined by the Board, secured by the Common Stock, issuable upon exercise, and in compliance with applicable law (including, without limitation, state, corporate and federal requirements), (v) by any combination thereof, or (vi) in such other manner as the Board may specify in order to facilitate the exercise of Options by the holders thereof. Shares used to satisfy the exercise price of an Option shall be valued at their Fair Market Value.

    8.    EXERCISE OF OPTION.

          (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the

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Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 10 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) RULE 16b-3. Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          (c) TERMINATION OF CONTINUOUS STATUS AS A DIRECTOR. In the event an Optionee's Continuous Status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten year term). To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (d) DISABILITY OF OPTIONEE. In the event Optionee's Continuous Status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten year term). To the extent that the Optionee was not entitled to exercise an Option at the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (e) DEATH OF OPTIONEE. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve months following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of its ten year term). To the extent that the Optionee was not entitled to exercise an Option at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

    9. NON-TRANSFERABILITY OF OPTIONS. An Option granted under the Plan shall, by its terms, be nontransferable by the holder either voluntarily or by operation of law, other than by will or the laws of descent and distribution and shall be exercisable during the holder's lifetime only by the holder, regardless of any community property interest therein of the spouse of the holder, or such spouse's successors in interest. If the spouse of the holder shall have acquired a community property interest in an Option, the holder, or the holder's permitted successors in interest, may exercise the Option on behalf of the spouse of the holder or such spouse's successors in interest.

    10.   ADJUSTMENTS.

          (a) If the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which Options may be granted under this Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding Options shall be made without change to the aggregate purchase price applicable to the unexercised portion of the Option but with a corresponding adjustment in the purchase price for each Share covered by the Option.

          (b) Notwithstanding the foregoing, the Board may provide in writing in connection with such transaction for any or all of the foregoing alternatives (separately or in

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combination); (i) for Options therefore granted to become immediately exercisable; (ii) for the assumption by the successor corporation of the Options theretofore granted or the substitution by such corporation for such Options or new stock Options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and (iii) for the continuance of the Plan by such successor corporation in which event the Plan and the Options theretofore granted shall continue in the manner and under the terms so provided.

          (c) Adjustments under this Paragraph 10 shall be made by the Board, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan on any such adjustment.

      11. AMENDMENT AND TERMINATION OF THE PLAN.

          (a) AMENDMENT AND TERMINATION. Except as set forth in Section 4, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent.

          (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted except if such amendment is required for compliance with Rule 16b-3 under the Exchange Act or any provision under the Code, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

      12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

      13. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

          Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      14. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      15. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

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